Earnings Conference Call   Third Quarter 2020   October 20, 2020 – 8:00am CT   Exhibit 99.1

2   Forward-Looking Statements and Non-GAAP Measures   We want to remind everyone that our comments may contain forward-looking statements that are   inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19)   on the global economy and on our customers, suppliers, employees, operations, business, liquidity and   cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the   documents we file from time to time with the SEC, including our Annual Report on Form 10-K for 2019   and Quarterly Reports on Form 10-Q, for a list of factors that could cause our results to differ from those   anticipated in any such forward-looking statements.   We would also direct your attention to our website, dovercorporation.com, where considerably more   information can be found.   In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP   financial information. Management uses non-GAAP measures in addition to GAAP measures to   understand and compare operating results across periods, make resource allocation decisions, and for   forecasting and other purposes. Management believes these non-GAAP measures reflect results in a   manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison   of results across periods and to those of peer companies. These non-GAAP financial measures have   no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled   measures used by other companies due to potential differences between the companies in calculations.   The use of these non-GAAP measures has limitations and they should not be considered as substitutes   for measures of financial performance and financial position as prepared in accordance with U.S.   GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings   release and investor supplement for the third quarter, which are available on Dover’s website.

3   Summary Corporate Q3 Results and Highlights   Q3 2020 Highlights and Comments   Revenue change   (Y-o-Y)   All-in   Organic(1)   -4%   -5%    Continued sequential improvement across all segments    FX impact: +1%; acquisitions offset dispositions   Bookings change   (Y-o-Y)   All-in   Organic(2)   -1%   -1%    Book-to-bill(2): 1.03; ~1/3rd of OpCos with positive Y-o-Y bookings    Backlog(2) remains strong (+14% Y-o-Y, driven by DRFE)   Segment EBIT margin   improvement (Y-o-Y)   Reported(3)   Adjusted(1)   +50 bps   +70 bps    Improving volumes, mix, and ongoing cost actions drive   outperformance vs. internal targets    Absolute earnings improvement in DPPS and DRFE   Earnings   Reported   Adjusted(1)   $200M   $232M    Reported Y-o-Y change: -3%    Adjusted Y-o-Y change: -1%   Diluted EPS   Reported   Adjusted(1)   $1.38   $1.60    Reported Y-o-Y change: -1%    Adjusted Y-o-Y change: flat   Free Cash Flow (% of)(1)   Revenue   Adj. Earnings   17%   127%    Q3 FCF(1) down $10M Y-o-Y    YTD FCF(1) up $117M Y-o-Y; liquidity position remains robust   Guidance and other activities    2020 EPS guidance raised:   ‒ GAAP: $4.52 – $4.57   ‒ Adjusted(1): $5.40 - $5.45   (1) Non-GAAP measures (definitions and reconciliations in appendix)   (2) See performance measures definitions in appendix   (3) Refer to definition of total segment earnings (EBIT) margin in appendix

4   Segment   Revenue ($M)   / Organic   Change %   Adj. EBIT %   / bps ∆   Y-o-Y   Comments   DEP   $387   -10%   17.4%   -20 bps    Strength in aerospace & defense and strong recovery in vehicle aftermarket. Weakness   in industrial winches. Difficult Y-o-Y comp in waste handling vs. all-time record in Q3 ’19    Modest margin decline as impact of lower volumes partially offset by productivity and mix   DFS   $381   -8%   17.9%   +120 bps    Sustained strong activity in above-ground retail fueling in North America (incl. EMV),   expected lower demand in Asian markets and in fuel transport    Margin up and adjusted earnings flat on productivity gains, pricing, and geo/product mix   DII   $266   -8%   19.6%   -290 bps    Marking & coding resilient on strong consumables and starting recovery in printers,   particularly US and APAC. Textile printing capex remains impacted, consumables   improving    Digital print volume decline driving decremental margin. Strong margin performance in   legacy marking & coding   DPPS   $348   -1%   26.3%   +330 bps    Continued growth in biopharma & hygienic; timing of large shipments from backlog in   plastics & polymers. Ongoing subdued activity in compression and industrial pumps    Continued margin strength on improved volumes, productivity gains and mix   DRFE   $368   3%   10.8%   +110 bps    Large project shipments from strong backlog in can making. Recovery in food retail and   heat exchangers (ex-HVAC). Continued weakness in foodservice equipment    Solid margin conversion on improved volumes   Q3 2020 Segment Results   Q3 2020(1)   (1) Non-GAAP reconciliations in appendix

5   Q3 2019   Q3 2020 Revenue & Bookings   Revenue   Change in Organic Revenue(1): -$92M, or -5.1%   FXDFS Q3 2020DII DPPS DRFE ACQ./   DISP. (2)   Geographic Detail   DEPQ3 2019 DFS DII DRFEDPPS FX ACQ./   DISP. (3)   Q3 2020   Note: $ in millions. Numbers may not add due to rounding   Bookings(4)   Change in Organic Bookings(4): -$21M, or -1.1%   (1) Non-GAAP measure (definition and reconciliation in appendix)   (2) Acquisitions: $18M, dispositions: $14M   DEP   ($M)   1,825 -33 12 1,74810-44 -3-21   ($M)   3   -64 7 1,804134-50 -12-28 41,814   22%   4%   12%   55%   8%   Q3 2020 % of Revenue   ASIA   OTHER   EUROPE   OTHER AMER.   US   (6)%   (10)%   (4)%   (5%)   (4)%   Organic Rev   Growth(1)   Organic   Organic   (3) Acquisitions: $14M, dispositions: $10M   (4) See performance measure definitions in appendix

6   Q3 2020 Adjusted Segment EBIT and Adjusted Net Earnings   SEGMENT   EBIT   ADJ.   EARNINGS   RIGHT   SIZING   GAAP   EARNINGS   ACQ.   AMORT.   INT./TAX   EXPENSE   CORP.   EXPENSE   ADJ.   EARNINGS   ACQ.   AMORT.   RIGHT   SIZING   ADJ. ON   SALE OF   CHINO   GAAP   EARNINGS   Change in Adjusted Net Earnings (3)   -$3M   206 3 26 235 -1 -6 5 232 -27 -5   Q3 2019 Q3 2020   ($M)   Note: $ in millions. Numbers may not add due to rounding   200-0   DIIADJ. EBIT D&A (1) DEPADJ. EBITDA DFS DPPS DRFE ADJ. EBITDA D&A (2) ADJ. EBIT   21.1%   18.2%   Change in Adjusted Segment EBIT (3)   -$1M   Q3 2020   320 385 -7-7 319 ($M)14   17.5%   Q3 2019   -68-1 3   22.1%   38765   (1) Depreciation: $31M, Amortization: $35M   (2) Depreciation: $32M, Amortization: $35M   (3) Non-GAAP measures (definitions and reconciliations in appendix)   12.9% 13.3%+40bps   +100bps

7   Year-to-Date Free Cash Flow   12.3%   (1) Includes gain on disposition and loss on assets held for sale   (2) Includes stock-based compensation and changes in other current and non-current assets and liabilities   (3) Non-GAAP measures (reconciliation on this slide, definitions in appendix)   $M YTD ’20 YTD ’19 ∆   Net earnings 501 510 -8   Adjustments for (gains) losses(1) (5) 47 -52   D&A 206 202 +4   Change in working capital (80) (146) +66   Change in other(2) 65 (29) +94   Cash flow from operations 687 584 +103   Capex (124) (137) +14   Free cash flow(3) 563 447 +117   FCF % of revenue(3) 11.5% 8.3 +320 bps   FCF % of adj. earnings(3) 94.0% 69.1% +2,490 bps   Note: Numbers may not add due to rounding

8   Trends and Business Outlook   Segment Comments   DEP    Trajectory stabilized but capital goods ex-auto remains subdued. Improving momentum in industrial automation   and continued strength in defense & aerospace. Expect improved orders in waste handling after a market pause    Good visibility with majority of Q4 revenue in backlog – limited upside/downside   DFS    NA above-ground buoyed by EMV, but Q4 represents difficult Y-o-Y top line comparable; margin trajectory intact    Decreased capital spend by “integrated oil” and expiration of China double-wall mandate to continue through Q4   DII    Marking & coding steady on robust demand in FMCG and consumables as well as recovery in printers, parts and   services    Apparel/fashion markets showing sequential improvement but expected to remain soft Y-o-Y; sequential   improvement in inks and select textile niches (e.g. home decor, sportswear)   DPPS    Continued growth in biopharma, sequential improvement in industrial pumps    Solid pace in plastics & polymers off the strong backlog, albeit below record Q3 2020 volume    Precision components (compression) continues to be soft, mainly in O&G and power gen   DRFE    Solid momentum in food retail, but entering seasonal slowdown due to holidays. Backlog building for 2021    Strong outlook in aluminum can making for the foreseeable future; positive momentum/backlog in heat   exchangers    Foodservice (~10% of segment) to remain challenged on soft institutional demand through year end

9   FY2020 Guidance Update    Expect full year Adjusted EBIT margin(2) to be approximately flat year-over-year   – Expect favorable FY decremental margin(2) below 20-25% target range communicated   previously    ~$75M full year permanent cost reduction well above $50M goal at beginning of year   – Approximately $25M calendarization carryover benefit into 2021   – Some temporary cost reductions become semi-permanent (e.g., lower travel budgets)   (1) Non-GAAP measure (definition and reconciliation in appendix)   (2) Non-GAAP measure (definition in appendix)   EPS   EBIT   Cash Flow    Free Cash Flow(2) 11-12% of Revenue    Capex: ~$150M    Raising FY 2020 EPS guidance:   – GAAP: $4.52 – $4.57 (revised up from $4.16 - $4.41)   – Adjusted(1): $5.40 - $5.45 (revised up from $5.00 - $5.25)

10   Appendix

11   Q3 2019 to Q3 2020 Revenue and Bookings Bridges by Segment   Note: Numbers may not add due to rounding   DEP DFS DII DPPS DRFE Total   427 412 275 341 370 1,825    (44) (33) (21) (3) 10 (92)   3 1 - 5 3 12    1 - 12 4 (14) 3   387 381 266 348 368 1,748   DEP DFS DII DPPS DRFE Total   426 451 285 330 323 1,814    (50) (64) (28) (12) 134 (21)   3 (3) (1) 5 3 7    2 - 11 2 (10) 4   381 384 266 324 450 1,804   ($ in millions)   Q3 2019 Revenue   Bookings Bridge by Segment   ($ in millions)   Acquisitions / Dispositions   Q3 2020 Revenue   Organic Growth   FX   Revenue Bridge by Segment   FX   Q3 2020 Bookings   Q3 2019 Bookings   Organic Growth   Acquisitions / Dispositions

12   Q3 2020 Organic Revenue and Bookings Bridges   Note: Numbers may not add due to rounding   Q3 2020 Segment Growth Factors   Revenue Growth Bookings Growth   -10.4% -11.6%   -7.9% -14.2%   -7.6% -9.9%   -0.9% -3.7%   2.6% 41.3%   -5.1% -1.1%   1.0% 0.8%   -0.8% -0.6%   0.7% 0.4%   Total -4.2% -0.5%   Q3 2020 Geographic Revenue Growth Factors   Revenue Growth   -4.2%   -4.7%   -4.2%   -10.1%   -5.8%   -5.1%   1.0%   -0.8%   0.7%   Total -4.2%   Acquisitions   Dispositions   Currency translation   Organic   US   Other Americas   Europe   Asia   Other   Total Organic   Acquisitions   Dispositions   Currency translation   Organic   Refrigeration & Food Equipment   Total Organic   Engineered Products   Pumps & Process Solutions   Fueling Solutions   Imaging & Identification

13   Reconciliation of Q3 2020 Net Earnings to Adj. EBIT and Adj.   EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA   Margin by Segment   Note: Numbers may not add due to rounding   (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs   DEP DFS DII DPPS DRFE Total   387 381 266 348 368 1,748    - - - - - 200    - - - - - 36    - - - - - 27    - - - - - 51   65 67 52 90 40 313   16.8% 17.5% 19.5% 25.8% 10.9% 17.9%   2 2 0 2 (1) 5    - - - - 1 1   67 68 52 92 40 319   17.4% 17.9% 19.6% 26.3% 10.8% 18.2%   11 18 10 17 12 68   78 86 62 109 52 387   20.2% 22.7% 23.3% 31.3% 14.1% 22.1%   Loss on disposition   Corporate expense   Adjusted EBIT - Segment   Adjusted EBIT %   Adjusted depreciation and amortization expense   (1)   Interest expense, net   Q3 2020   ($ in millions)   Revenue   Net earnings   Add back:   Adjusted EBITDA - Segment   Adjusted EBITDA %   Income tax expense   Segment earnings (EBIT)   EBIT %   Adjustments:   Rightsizing and other costs

14   Reconciliation of Q3 2019 Net Earnings to Adj. EBIT and Adj.   EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA   Margin by Segment   Note: Numbers may not add due to rounding   DEP DFS DII DPPS DRFE Total   427 412 275 341 370 1,825    - - - - - 206    - - - - - 29    - - - - - 30    - - - - - 52   74 68 62 77 35 317   17.4% 16.5% 22.4% 22.7% 9.5% 17.4%   1 1 0 1 1 3   75 69 62 78 36 320   17.6% 16.7% 22.5% 23.0% 9.7% 17.5%   10 19 7 16 13 65   85 88 69 94 49 385   19.9% 21.3% 25.2% 27.7% 13.3% 21.1%   Corporate expense   Adjusted EBIT - Segment   Adjusted EBIT %   Adjusted depreciation and amortization expense   (1)   Interest expense, net   Q3 2019   ($ in millions)   Revenue   Net earnings   Add back:   Adjusted EBITDA - Segment   Adjusted EBITDA %   Income tax expense   Segment earnings (EBIT)   EBIT %   Adjustments:   Rightsizing and other costs   (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs

15   Reconciliation of Free Cash Flow and Decremental Margin   Note: Numbers may not add due to rounding   Decremental Margin   Q3 '20 Q3 '19 ∆   1,748 1,825 (77)   319 320 (1)   2%Decremental Margin   ($ in millions)   Revenue   Adjusted EBIT - Segment   ($ millions) Q3 2020 Q3 2019   Q3 YTD   2020   Q3 YTD   2019   Net Cash Provided by Operating Activities 339 351 687 584   Capital Expenditures (44) (46) (124) (137)   Free Cash Flow 295 305 563 447   Free Cash Flow as a % of Earnings 147.2% 147.9% 112.4% 87.6%   Free Cash Flow as a of Adjusted Earnings 127.2 129.9185.4% 94.0 69.1   Free Cash Flow as a % of Revenue 16.9% 16.7%185.4 11.5% 8.3%

16   Reconciliation of Adjusted Net Earnings to Net Earnings and   Calculation of Adjusted Diluted EPS under U.S. GAAP   Note: Numbers may not add due to rounding   ($ in millions, except per share data)   Q3 2020 Q3 2019 Q3 YTD   2020   Q3 YTD   2019   Net earnings ($) 200 206 501 510   Acquisition-related amortization, pre tax 35 34 103 105   Acquisition-related amortization, tax impact (9) (9) (26) (26)   Rightsizing and other costs, pre tax 6 4 31 14   Rightsizing and other costs, tax impact (1) (1) (6) (3)   Loss (gain) on disposition, pre tax 1 - (5) -   Loss (gain) on disposition, tax impact (0) - 1 -   Loss on assets held for sale - - - 47   Adjusted net earnings ($) 232 235 599 646   Adjusted net earnings margin 13.3% 12.9% 12.2% 12.0%   Weighted average shares outstanding – diluted 145 147 145 147   Diluted EPS ($) 1.38 1.40 3.45 3.47   Acquisition-related amortization, pre tax 0.24 0.23 0.71 0.71   Acquisition-related amortization, tax impact (0.06) (0.06) (0.18) (0.18)   Rightsizing and other costs, pre tax 0.04 0.03 0.21 0.10   Rightsizing and other costs, tax impact (0.01) (0.01) (0.04) (0.02)   Loss (gain) on disposition, pre tax 0.00 - (0.04) -   Loss (gain) on disposition, tax impact (0.00) - 0.01 -   Loss on assets held for sale - - - 0.32   Adjusted diluted EPS ($) 1.60 1.60 4.12 4.40

17   Reconciliation of EPS to Adjusted EPS   Range   2020 Guidance for Earnings per Share (GAAP) $4.52 $4.57   Acquisition-related amortization, net 0.72-   Rightsizing and other costs, net 0.19-   Gain on disposition, net (0.03)   2020 Guidance for Adjusted Earnings per Share (Non-GAAP) $5.40 $5.45   Note: Numbers may not add due to rounding

18   Non-GAAP Definitions   Definitions of Non-GAAP Measures:   Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, a 2019 loss on assets   held for sale and a 2020 gain on disposition.   Adjusted Net Earnings Margin: is defined as adjusted net earnings divided by revenue.   Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares.   Total Segment Earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses.   Total Segment Earnings (EBIT) Margin: is defined as total segment earnings (EBIT) divided by revenue.   Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, a 2019 loss   on assets held for sale and a 2020 gain/loss on disposition.   Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference   between adjusted EBIT margin for the current period and the prior period.   Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included   within rightsizing and other costs.   Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue.   EBIT Conversion / Decremental Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue.   Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash   flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Free cash flow as a percentage of adjusted   net earnings equals free cash flow divided by adjusted net earnings.   Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions.   The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP   measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the   third quarter.

19   Performance Measure Definitions   Definitions of Performance Measures:   Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an   indicator of revenue order trends.   Organic Bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates   and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends.   Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This   metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future.   Book-to-Bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same   period. This metric is a useful indicator of demand.   We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other   users of our financial information in assessing the performance of our segments.